UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard,

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2018, CoreCivic, Inc. (the “Company”) entered into an Amended and Restated ATM Equity OfferingSM Sales Agreement (the “Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., Jefferies LLC and Fifth Third Securities, Inc. (collectively, the “Agents”), pursuant to which the Company may offer and sell to or through the Agents, from time to time, shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having an aggregate gross sales price of up to $200,000,000 (the “Shares”). Sales, if any, of Shares will be made primarily in “at-the-market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange, the existing trading market for the Common Stock, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Agents will receive from the Company a commission not to exceed 2.0% of the gross sales price of any Shares sold through them as agents under the Agreement.

The Company intends to use substantially all of the net proceeds from this offering to repay outstanding borrowings or for working capital and other general corporate purposes, which may include investments.

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-227078) (the “Registration Statement”) previously filed by the Company under the Securities Act, which Registration Statement became effective automatically upon filing with the Securities and Exchange Commission on August 28, 2018.

A copy of the Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Miles & Stockbridge P.C., relating to the validity of the Shares to be issued pursuant to the Sales Agreement, is filed with this Current Report on Form 8-K report as Exhibit 5.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation, or sale of the Common Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1.1 – Amended and Restated ATM Equity OfferingSM Sales Agreement, dated August 28, 2018, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., Jefferies LLC and Fifth Third Securities, Inc.

Exhibit 5.1 – Opinion of Miles & Stockbridge P.C.

Exhibit 23.1 – Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1)

EXHIBIT INDEX

Exhibit	Description

1.1	Amended and Restated ATM Equity OfferingSM Sales Agreement, dated August 28, 2018, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., Jefferies LLC and Fifth Third Securities, Inc.

5.1	Opinion of Miles & Stockbridge P.C.

23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 28, 2018	CoreCivic, Inc.

	By:	/s/ David Garfinkle
David Garfinkle Executive Vice President and Chief Financial Officer